SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported) : February 18, 1998

                           FLAG Financial Corporation
             (Exact name of registrant as specified in its charter)

    Georgia                           0-24532                  58-2094179
--------------------------------------------------------------------------------
(State of Incorporation)        (Commission File              (IRS Employer
                                     Number)                  Identification
                                                                 Number)

101 North Greenwood St., P.O. Box 3007
         LaGrange, Georgia                                        30240
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (706) 845-5000

Item 5.      Other Events

     On February 18, 1998, the Registrant executed a Definitive Agreement and Plan of Merger with Three Rivers Bancshares, Inc. ("Three Rivers"), pursuant to which Three Rivers agreed to merge with and into the Registrant. Attached hereto is the press release regarding the announcement of the agreement.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits. The following exhibits are filed as part of this report:


99.1 Press release, dated February 18, 1998, issued by the Registrant.

                                  EXHIBIT INDEX

Exhibit
Number                              Description

99.1                       Press release, dated February 18, 1998






                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 18, 1998


                                            FLAG Financial Corporation

                                             /S/ Ellison C. Rudd
                                            ------------------------
                                            By Ellison C. Rudd,
                                            Chief Financial Officer